Exhibit 99.1

J.P. Morgan SMid Cap Conference December 2, 2009 Ken LeStrange Chief Executive Officer

2 Forward looking statements & regulation G disclaimer Safe Harbor for Forward Looking Statements Some of the statements in this presentation include forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words "expect," "intend," "plan," "believe," "project," "anticipate," "seek," "will," and similar statements of a future or forward-looking nature identify forward-looking statements in this presentation for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements. These factors include, but are not limited to, developments in the world's financial and capital markets that could adversely affect the performance of Endurance's investment portfolio or access to capital, changes in the composition of Endurance's investment portfolio, competition, possible terrorism or the outbreak of war, the frequency or severity of unpredictable catastrophic events, changes in demand for insurance or reinsurance, rating agency actions, uncertainties in our reserving process, a change in our tax status, acceptance of our products, the availability of reinsurance or retrocessional coverage, retention of key personnel, political conditions, the impact of current legislation and regulatory initiatives, changes in accounting policies, changes in general economic conditions and other factors described in our most recent Annual Report on Form 10-K. Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation publicly to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Regulation G Disclaimer In presenting the Company's results, management has included and discussed certain non-GAAP measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. For a complete description of non- GAAP measures and reconciliations, please review the Investor Financial Supplement on our web site at www.endurance.bm. The combined ratio is the sum of the loss, acquisition expense and general and administrative expense ratios. Endurance presents the combined ratio as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. The combined ratio, excluding prior year net loss reserve development, enables investors, analysts, rating agencies and other users of its financial information to more easily analyze Endurance's results of underwriting activities in a manner similar to how management analyzes Endurance's underlying business performance. The combined ratio, excluding prior year net loss reserve development, should not be viewed as a substitute for the combined ratio. Net premiums written (prior to deposit accounting adjustments) is a non-GAAP internal performance measure used by Endurance in the management of its operations. Net premiums written (prior to deposit accounting adjustments) represents net premiums written and deposit premiums, which are premiums on contracts that are deemed as either transferring only significant timing risk or transferring only significant underwriting risk and thus are required to be accounted for under GAAP as deposits. Endurance believes these amounts are significant to its business and underwriting process and excluding them distorts the analysis of its premium trends. In addition to presenting gross premiums written determined in accordance with GAAP, Endurance believes that net premiums written (prior to deposit accounting adjustments) enables investors, analysts, rating agencies and other users of its financial information to more easily analyze Endurance's results of underwriting activities in a manner similar to how management analyzes Endurance's underlying business performance. Net premiums written (prior to deposit accounting adjustments) should not be viewed as a substitute for gross premiums written determined in accordance with GAAP. Return on Average Equity (ROAE) is comprised using the average common equity calculated as the arithmetic average of the beginning and ending common equity balances for stated periods. Return on Beginning Equity (ROBE) is comprised using the beginning common equity for stated periods. The Company presents various measures of Return on Equity that are commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.

3 Introduction to Endurance Specialty Holdings Founded in 2001 Strong Market Positioning Widely diversified, global specialty insurance and reinsurance provider Over 700 employees in global offices across the United States, Bermuda, Europe, and Asia Domiciled in Bermuda Traded on the New York Stock Exchange (ENH) Solid Financial Foundation Excellent financial strength with nearly $8.6 BN in assets, $3.3 BN in total capital and $2.7 BN in shareholders' equity as of September 30, 2009 High quality, liquid investment portfolio Prudent loss reserves Rated "A" by A.M. Best and Standard and Poor's and A2 by Moody's with stable outlooks Received the highest ERM ranking of "Excellent" from Standard and Poor's Excellent historical financial results Inception to date annualized operating ROE of 14.5% Average annual operating ROE of 19.3% from 2006 though 2008 15.1% average annualized growth in book value per share plus dividends since inception

4 Our strategy is focused on delivering superior results for shareholders Our vision Our commitments Our strategy Growth in book value Superior returns on equity across underwriting cycles Ethics, integrity, and transparency To become the best specialty insurance and reinsurance company in the world Growth through specialization Maximizing returns through focused portfolio management Balance sheet strength and durability Aggressively deploy capital to opportunities where we have a competitive advantage based on specialized: People/talent Products Technology Distribution Invest to ensure that business model is scalable Manage pricing cyclicality through broad access to distribution and focus on returns-based underwriting Manage loss volatility through a diversified portfolio of businesses Leverage strengths across the businesses, e.g. dynamic capital allocation Maintain strong balance sheet and reserves Nurture conservative risk culture Leverage best-in-class ERM Employ disciplined capital management across our underwriting and investment activities

5 Investor value proposition 15.1% inception to date average change in diluted book value per share plus dividends 14.5% inception to date operating ROE Inception to date combined ratio of 91.4% Disciplined capital management Attractive yield of approximately 3-4% Returned in excess of $1.1 billion of capital to investors since inception In our brief history we have delivered significant value to shareholders X-Axis 1st series 2nd series 0.2035 0.8419 Allied World Assurance Company Holdings, Ltd 0.1847 1.0035 Arch Capital Group Ltd. 0.1582 0.972451 AXIS Capital Holdings Limited 0.166 0.88908 Platinum 0.1321 0.883573 Everest Re Group, Ltd. 0.1547 0.85 IPC Holdings, Ltd. 0.0911 0.838734 Max Capital Group Ltd. 0.1442 0.826593 Montpelier Re Holdings Ltd. 0.1668 0.936319 PartnerRe Ltd. 0.1709 1.097948 RenaissanceRe Holdings Ltd. 0.1395 0.878161 Transatlantic Holdings, Inc. 0.1732 0.866714 Endurance Specialty Holdings Ltd. Price/Book vs. ROE 3-year average operating ROAE Price to book1 Endurance Common stock price as a percentage of diluted book value per share as of November 9, 2009 Note: Composite peer median based on SNL data. Includes Allied World, Arch, Ren Re, Axis, Transatlantic, Everest, Partner Re, Montpelier, Platinum and Max Capital Compelling investment opportunity We believe Endurance offers investors significant upside potential

6 More attractive margins Better retention driven by deeper relationships and expertise High barriers to entry Stable earnings Why specialization matters Why Endurance is well-positioned to succeed Deep underwriting knowledge of markets and distribution across major specialty lines Technological advantage which improves our pricing ability and efficiency Customized operating model by market type Active portfolio management to deploy and retract capital in response to changing market conditions Strong balance sheet positions us well to compete, particularly against those who have faltered Source: AM Best US Surplus Lines, 2008 Market Review 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 Surplus Lines NPW/Total Industry NPW 0.02972973 0.027753603 0.028306834 0.029385427 0.031400524 0.033642312 0.033324104 0.033749621 0.032876174 0.032796418 0.03325386 0.034672206 0.036177074 0.044321679 0.062853729 0.071818486 0.069190431 0.06809788 0.077542089 0.07303289 174 G&A expense 0.97027027 0.972246397 0.971693166 0.970614573 0.968599476 0.966357688 0.966675896 0.966250379 0.967123826 0.967203582 0.96674614 0.965327794 0.963822926 0.955678321 0.937146271 0.928181514 0.930809569 0.93190212 0.922457911 0.92696711 Net income Net income Loss ratio Industry combined ratio 1.051 1.049 1.057 1.06 1.081 1.104 1.159 1.074 1.001 0.981 1.009 0.924 0.954 1.168532635 Surplus Lines combined ratio 0.935 0.985 0.998 1.05 1.053 0.93 0.923 0.927 0.932 0.793 0.76 0.903450591 One example of the success of specialization: Excess and surplus lines outperform the overall P&C industry Growth through specialization Specialty businesses are an attractive market where Endurance is well-poised to succeed

7

Engaged in diverse growth strategies

We have a strong track record of entering new businesses to meet our strategic aims


Build
Established operations
Established catastrophe reinsurance
Established Fortune 1000 insurance
Established US reinsurance
Established UK/Europe reinsurance
Established UK Middle Market insurance
Established Agriculture reinsurance
Established US Middle Market insurance
2001
2002
2003
2004
2005
2006
2007
2008
Buy
Acquired LaSalle portfolio
Acquired HartRe
Acquired XL Surety reinsurance
Acquired ARMtech
Partner
Partnered with leading California workers' comp provider
Partnered with leading environmental contractor provider
Partnered with leading habitational risk provider

Endurance
YOUR RISK IS OUR FOCUS

8 We have succeeded in building a diversified specialty portfolio of businesses Endurance's business units 3Q09 TTM Net premiums written: $1.64 BN* Reinsurance Insurance Agriculture Personal Accident Surety Casualty & Workers' Compensation Professional Liability Property Per Risk Small Business Direct Treaty Aerospace Casualty Clash International Property Catastrophe US Property Catastrophe Workers' Compensation Catastrophe ARMtech Agriculture US Property US Casualty US Miscellaneous E&O UK Property Healthcare Excess Casualty Professional Lines Habitational Environmental International 4% Fortune 1000 13% Middle Market 8% 20% Bermuda 23% US 25% Program 7% Casualty Marine Motor Personal Accident Professional Indemnity Property Surety Trade Credit Small Risk * 3Q09 TTM net written premiums are based on a rolling twelve months

9 Conclusion Endurance is a compelling investment opportunity Endurance offers investors significant upside potential, based on combination of: Strong franchise positions in attractive specialty markets Globally diversified portfolio of insurance and reinsurance units operated with deep and distinctive expertise Superior distribution capabilities with strong access to independent agent, middle market and retail distribution networks Active portfolio management actions have maintained strong risk adjusted return potential while reducing overall volatility Excellent balance sheet strength and liquidity High quality fixed income investment portfolio offers upside potential from current market values Prudent reserving philosophy and strong reserve position; Strong history of favorable development Industry leading ERM The outlook for Endurance's key areas of specialization remain attractive Agriculture business is price controlled and returns are enhanced by increasing inflation environment Catastrophe lines have remained disciplined and profitable Profitable niches within specialty lines exist Relative value vs. peers ENH currently trading at a discount to book, which appears unwarranted given strong absolute and relative performance and strong positioning

Appendix

11 Strong book value growth Diluted book value per common share has grown 148% since inception* Book Value ($MM) and Diluted Book Value Per Common Share ($) From December 31, 2001 - September 30, 2009 2001 2002 2003 2004 2005 2006 2007 2008 1Q09 3Q09 Diluted Book Value Per Share 19.37 21.73 24.03 27.91 23.17 28.87 35.05 33.06 34.34 42.09 Book Value 1162 1217.5 1644.8 1862 1873 2298 2512 2207 2254 2708.35 Note: Diluted Book Value Per Share calculated on weighted number of average diluted shares outstanding. * Diluted book value growth plus dividends calculated on a simple (non-compounded) average 15.1% average annual growth in diluted book value per common share*

12 2002 2003 2004 2005 2006 2007 2008 3Q09 YTD Annualized Endurance ROE 0.078 0.173 0.199 -0.119 0.257 0.238 0.085 0.21 0.978 0.9767 0.97 Endurance 3-year rolling average 0.078 0.1255 0.15 0.084333333 0.112333333 0.125333333 0.193333333 0.173 Peer 3-year rolling average ROE 0.165 0.146 0.0745 0.0928 0.1167 0.17 SNL Peer 3-year rolling average ROE 0.1118 0.1363 0.1323 0.0694 0.0865 0.1131 0.175 0.156 SNL Endurance 3-year rolling average 0.0782 0.1257 0.150033333 0.0863 0.106166667 0.112966667 0.1765 Operating ROE(%)1 From 2002-2008 1. ROE is defined as 3-yr rolling average operating ROAE 2. Composite peer median based on SNL data. Includes Allied World, Arch, Ren Re, Axis, Transatlantic, Everest, PartnerRe, Platinum, Montpelier and Max Capital Impact of Hurricanes Gustav and Ike claims and mark to market accounting impact from investment portfolio Impact of Hurricanes Katrina, Rita, and Wilma claims Endurance ENH 3-year rolling average ROE Median peer 3-year rolling average ROE First year after inception; capital not yet fully deployed 8.4% 6.9% Our results We have outperformed peers throughout the cycle1 17.3% 15.6%

13 Financial results for third quarter 2009 $MM (except per share data and %) September 30, 2009 September 30, 2008 $ Change % Change Net premiums written 396.7 494.0 (97.3) (19.7) Net premiums earned 426.8 509.6 (82.8) (16.2) Net investment income 71.6 27.4 44.2 161.3 Net underwriting income 87.6 (67.0) 154.6 NM Net income 153.8 (99.4) 253.2 NM Operating income 148.1 (56.1) 204.2 NM Fully diluted net income EPS 2.51 (1.79) 4.30 NM Fully diluted operating EPS 2.41 (1.04) 3.45 NM Financial highlights September 30, 2009 September 30, 2008 Operating ROE 24.1% (10.9%) Net loss ratio 49.6% 87.4% Acquisition expense ratio 14.8% 13.8% General and administrative expense ratio 15.1% 11.4% Combined ratio 79.5% 112.6% Diluted book value per share $42.09 $33.68 Investment leverage 2.45 2.55 Key operating ratios

14 Third quarter net written premiums In $MM September 30, 2009 September 30, 2008 $ Change % Change Property 13.5 20.9 (7.4) (35.4) Casualty 25.0 18.1 6.9 38.1 Healthcare liability 29.1 27.6 1.5 5.4 Workers' compensation (2.3) 37.7 (40.0) NM Agriculture 71.8 109.2 (37.4) (34.2) Professional lines 38.6 35.1 3.5 10.0 Total insurance 175.7 248.6 (72.9) (29.3) Insurance Segment In $MM September 30, 2009 September 30, 2008 $ Change % Change Casualty 61.4 53.9 7.5 13.9 Property 115.3 113.1 2.2 1.9 Catastrophe 31.6 60.7 (29.1) (47.9) Agriculture 1.0 3.8 (2.8) (73.7) Aerospace and marine 6.7 8.8 (2.1) (23.9) Surety and other specialty 4.4 5.1 (0.7) (13.7) Total reinsurance 220.5 245.4 (24.9) (10.1) Reinsurance Segment* In $MM September 30, 2009 September 30, 2008 $ Change % Change Deposit accounting adjustments 0.5 (0.0) 0.5 NM Total 396.7 494.0 (97.3) (19.7) Total * Prior to deposit accounting adjustments

15 Financial overview: historical In $MM 2002 2003 2004 2005 2006 2007 2008 YTD September 30, 2009 2002 through 3Q09 Net premiums written 765 1,598 1,697 1,619 1,586 1,575 1,784 1,460 12,084 Net premiums earned 369 1,174 1,633 1,724 1,639 1,595 1,766 1,239 11,139 Net underwriting income 51 179 232 (410) 304 322 111 166 956 Net investment income 43 71 122 180 257 281 130 225 1,310 Net income before preferred dividend 102 263 356 (220) 498 521 99 381 2,000 Net income available to common shareholders 102 263 356 (223) 483 506 83 370 1,939 Diluted EPS $1.73 $4.00 $5.28 ($3.60) $6.73 $7.13 $1.31 $6.15 Financial highlights since 2002 Key operating ratios 2002 2003 2004 2005 2006 2007 2008 YTD September 30, 2009* Inception-to-date Combined ratio 86.2% 84.7% 85.8% 123.5% 81.5% 79.9% 93.5% 86.9% 91.4% Operating ROE 7.8% 17.3% 19.9% (11.9%) 25.7% 23.8% 8.5% 21.0% 14.5% Book value per share $21.73 $24.03 $27.91 $23.17 $28.87 $35.05 $33.06 $42.09 * Operating ROE is annualized

16 Balance sheet strength at September 30, 2009 Strong and flexible capital structure IBNR represents 64% of company reserves 76% of long tail reserves are IBNR Prudent and strong reserves Short Tail Long Tail Other Total 2007 2008 Case Reserves 402.311 538.386 233.282 1173.979 3111.1 2804.3 IBNR 318.897 1688.135 106.035 2113.067 0.24 0.27 $MM 2003 2004 2005 2006 2007 2008 3Q09 Common Share Capital 1300 1213 1309 1318 1091 762 902.958 Retained Earnings 345 650 364 780 1221 1245 1605.392 Preferred Equity 200 200 200 200 200 Debt 103 391 447 447 449 447 447 Contingent Equity 150 150 150 Established history and growth Rated "A" by A.M. Best and S&P; A2 by Moody's Debt to total capital of 14.2% $MM Common Share Capital Retained Earnings Preferred Equity Debt Contingent Equity Reserves as of September 30, 2009

17 Cash and equivalents 436 Government and agency debt 825 Agency MBS 1000 Government guaranteed corporates 831 ABS 285 Foreign government 146 Investment grade and high-yield corporates and munis 592 Non-agency CMBS 540 Non-agency RMBS 274 Short term 713 Preferred equity securities Other 335 Aggregate unrealized losses 186.3 Aggregate unrealized losses [placeholder] 186.3 Alternatives are limited and carefully selected Currently carried at an average of 91% of amortized cost: 59% of CMBS are vintage 2005 or older 52% of RMBS are vintage 2005 or older No subprime MBS No credit or interest rate derivatives Investment portfolio composition at September 30, 2009 Market yield: 3.08% Book yield: 3.35% Average rating: Aaa/AAA Duration: 2.27 years 52% of investments are in cash, U.S. Government or U.S. Government backed securities (1) Net of investments pending settlement $6.0 Billion in Investments

18 2002 2003 2004 2005 2006 2007 2008 3Q09 YTD* Annual dividend/share 0.32 0.81 1 1 1 1 1 Dividends paid 21 50 62 66 64 58.7 42.9 C 3 2.9 3.7 5 D 4 3 4.5 6 E 4 6 6.5 7 F 9 7 7.2 8 G 11 8 2 9 H 5 8 9 10 $MM 2002 2003 2004 2005 2006 2007 2008 3Q09 YTD Annual dividend 0.32 0.81 1 1 1 1 Capital returned 100 20 92 52 10 312 152.7 95.3 C 3 2.9 3.7 5 D 4 3 4.5 6 E 4 6 6.5 7 F 9 7 7.2 8 G 11 8 2 9 H 5 8 9 10 $MM Pay an attractive dividend yield Capital returned through share repurchases and dividends Note: Dividend yield based on common shares. Endurance also issues a $1.94 dividend to its preferred shares on an annual basis. Capital management We have maintained a disciplined capital management approach * Annual dividend per share is annualized for 2009 Actively manage capital and have returned in excess of $1.1BN in capital to shareholders, inception-to-date